Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Kristy Chipman, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Ruth’s Hospitality Group, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 15, 2021

By	/s/ KRISTY CHIPMAN
Kristy Chipman
Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc.